UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2024

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2024, at the 2024 annual meeting of stockholders (the “Annual Meeting”), 28, 563,147 shares of the Company’s common stock were represented in person or by proxy out of the 58,050,554 shares outstanding and entitled to vote as of September 17, 2024, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.	The Company’s stockholders elected the five individuals listed below as directors to serve on the Board of Directors (the “Board”) of the Company, each to serve on the Board until his/her successor is duly elected and qualified at the Annual Meeting or until his/her earlier resignation or removal. The results of voting on the proposal are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Robert Nistico	13,332,118	1,026,797	0
Justin Yorke	12,975,444	1,383,471	0
John Paglia	13,185,623	1,173,292	0
Bill Caple	12,486,759	1,872,156	0

2.	The Company’s stockholders approved and ratified the appointment of Rose, Snyder & Jacobs LLP as Company’s independent registered accounting firm for the fiscal year ended December 31, 2024 (the “Rose, Snyder, & Jacobs Proposal”). The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes

23,573,849	1,347,874	255,825	0

3.	The Company’s stockholders approved in accordance with NYSE American Company Guide Rule 713(a), the issuance of 2,775,000 shares of Common Stock pursuant to certain adjustments contained within the agreements with certain accredited investors in connection with a private placement on May 1, 2024 (the “Adjustment Proposal”). The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes

9,544,484	1,389,159	39,673	14,204,232

4.	The Company’s stockholders approved, the issuance of shares of common stock in relation to that certain securities purchase agreement dated August 22, 2024, pursuant to which the Company has issued or will issue commitment shares, shares upon conversion of the convertible notes, and shares issuable pursuant to exercise of warrants, issued to accredited investors to such securities purchase agreement.(the “Issuance Proposal”).. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes

9,375,464	1,325,405	272,447	14,204,232

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: November 18, 2024	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer